UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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East Resources Acquisition Company

(Name of Registrant as Specified In Its Charter)

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EAST RESOURCES ACQUISITION COMPANY

7777 NW Beacon Square Boulevard

Boca Raton, Florida 33487

NOTICE OF SPECIAL MEETING

TO BE HELD ON JANUARY 20, 2023

TO THE STOCKHOLDERS OF EAST RESOURCES ACQUISITION COMPANY:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of East Resources Acquisition Company (the “Company,” “we,” “us” or “our”), to be held at 10:00 a.m. Eastern Time, on January 20, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/eastresources/ext2023. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

To amend (the “Second Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Second Extension”) from January 27, 2023 (the date that is 30 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to July 27, 2023 (the date that is 36 months from the closing date of the IPO) (the “Extended Date”) (the “Second Extension Amendment Proposal”).

2.

A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension (the “Adjournment Proposal”).

Each of the Second Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/eastresources/ext2023. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SECOND EXTENSION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

On August 30, 2022, the Company, LMA Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“LMA Merger Sub”), Abacus Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Abacus Merger Sub”), Longevity Market Assets, LLC, a Florida limited liability company (“LMA”), and Abacus Settlements, LLC, a Florida limited liability company (“Abacus”), entered into an Agreement and Plan of Merger, as amended on October 14, 2022 (as it may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Merger Agreement, (i) LMA Merger Sub will merge with and into LMA, with LMA surviving such merger as a direct wholly owned subsidiary of the Company, and (ii) Abacus Merger Sub will merge with and into Abacus, with Abacus surviving such merger as a direct wholly owned subsidiary of the Company (the “Business Combination”). The Business Combination is expected to be consummated in the first half of 2023, subject to the fulfillment of certain conditions.

The Company is in the process of preparing and finalizing a proxy statement (as amended from time to time, the “Business Combination Proxy Statement”) with the United States Securities and Exchange Commission (“SEC”) for the purpose of soliciting stockholder approval of the proposed Business Combination at a special meeting of the Company’s stockholders as promptly as possible. If the Business Combination is approved at a special meeting for such purpose, the Company would consummate the Business Combination shortly thereafter. For additional information regarding the Merger Agreement, see the Company’s Current Reports on Form 8-K filed on August 30, 2022 and October 14, 2022, and the Business Combination Proxy Statement.

On July 25, 2022, we amended our charter to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) to January 27, 2023. Concurrently, the Company entered into an extension note with the Sponsor, pursuant to which the Sponsor agreed to contribute to the Company as a loan $0.033 for each public share that was not redeemed in connection with the stockholder vote to approve the extension (which extension was approved at the special meeting of the Company on July 25, 2022), for each month until the earlier of (i) the date of consummation of the Company’s initial business combination and (ii) the date of liquidation of the Company.

The sole purpose of the Second Extension Amendment Proposal is to provide the Company with additional time to complete the proposed Business Combination. The Company’s board of directors (the “Board”) currently believes that there may not be sufficient time before January 27, 2023 to complete the proposed Business Combination (the “Combination Period”). Accordingly, our Board believes that it is in the best interests of our stockholders to further extend the date by which the Company must consummate an initial business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the proposed Business Combination. If the Second Extension Amendment Proposal is approved, the Company would have until the Extended Date to consummate the proposed Business Combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension.

The affirmative vote of 65% of the Company’s outstanding Class A common stock, par value $0.0001 per share (“Class A common stock” or the “public shares”), and Class B common stock, par value $0.0001 per share (“Class B common stock” or the “founder shares” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Second Extension Amendment Proposal. Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension. In addition, the Company will not proceed with the Second Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Second Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on December 16, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Second Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Second Extension Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

If the Second Extension Amendment Proposal is approved, our sponsor, East Sponsor, LLC, a Delaware limited liability company (our “Sponsor”), or its designee, has agreed to advance to us as a loan (i) $0.033 for each public share that is not redeemed in connection with the special meeting plus (ii) $0.033 for each public share that is not redeemed for each subsequent calendar month commencing on February 27, 2023, and on the 27th day of each subsequent month, or portion thereof, that we require to complete a business combination from January 27, 2023 until the Extended Date. For example, if we complete the business combination on April 27, 2023, which would represent three calendar months, our Sponsor or its designee would make aggregate maximum advances of approximately $0.198 per share (assuming no public shares were redeemed). Assuming the Second Extension Amendment Proposal is approved, the initial contribution will be deposited in the trust account promptly following the special meeting. Each additional contribution will be deposited in the trust account on or before the 27th day of such calendar month. Accordingly, if the Second Extension Amendment Proposal is approved and the Second Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.41 per share, in comparison to the current redemption amount of $10.21 per share. The advances are conditioned upon the implementation of the Second Extension Amendment Proposal and will not occur if the Second Extension Amendment Proposal is not approved or the Second Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. At the option of the Sponsor, up to $1,500,000 of the loan may be converted into warrants identical to the warrants sold in the private placement that was consummated simultaneously with our IPO, at $1.50 per warrant. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Second Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the special meeting and we will dissolve and liquidate in accordance with our charter. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.21 at the time of the special meeting. The closing price of the Company’s Class A common stock on the Nasdaq Stock Market LLC on December 16, 2022, the record date of the special meeting, was $10.11. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.10 more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal.

If the Second Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits

(which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on a business combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares in connection with the Second Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Second Extension Amendment Proposal and, if presented, the Adjournment Proposal are both advisable and recommends that you vote or give instruction to vote “FOR” both the Second Extension Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Second Extension Amendment Proposal, Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

December 30, 2022	By Order of the Board of Directors,

/s/ Terrence M. Pegula
Terrence M. Pegula
Chief Executive Officer, President and Chairman

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Second Extension Amendment Proposal, and an abstention will have the same effect as voting against the Second Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 20, 2023: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/eastresources/ext2023.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON JANUARY 18, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC

SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED DECEMBER 30, 2022

EAST RESOURCES ACQUISITION COMPANY

7777 NW Beacon Square Boulevard

Boca Raton, Florida 33487

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 20, 2023

The special meeting of stockholders (the “special meeting”) of East Resources Acquisition Company (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 10:00 a.m. Eastern Time, on January 20, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/eastresources/ext2023. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

To amend (the “Second Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Second Extension”) from January 27, 2022 (the date that is 30 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to July 27, 2023 (the date that is 36 months from the closing date of the IPO) (the “Extended Date”) (the “Second Extension Amendment Proposal”).

2.

A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension (the “Adjournment Proposal”).

Each of the Second Extension Amendment Proposal and the Adjournment Proposal is more fully described herein. Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/eastresources/ext2023. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

On August 30, 2022, the Company, LMA Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“LMA Merger Sub”), Abacus Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Abacus Merger Sub”), Longevity Market Assets, LLC, a Florida limited liability company (“LMA”), and Abacus Settlements, LLC, a Florida limited liability company (“Abacus”), entered into an Agreement and Plan of Merger, as amended on October 14, 2022 (as it may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Merger Agreement, (i) LMA Merger Sub will merge with and into LMA, with LMA surviving such merger as a direct wholly owned subsidiary of the Company, and (ii) Abacus Merger Sub will merge with and into Abacus, with Abacus surviving such merger as a direct wholly owned subsidiary of the Company (the “Business Combination”). The Business Combination is expected to be consummated in the first half of 2023, subject to the fulfillment of certain conditions.

The Company is in the process of preparing and finalizing a proxy statement (as amended from time to time, the “Business Combination Proxy Statement”) with the United States Securities and Exchange Commission (“SEC”) for the purpose of soliciting stockholder approval of the proposed Business Combination at a special meeting of the Company’s stockholders as promptly as possible. If the Business Combination is approved at a special meeting for such purpose, the Company would consummate the Business Combination shortly thereafter. For additional information regarding the Merger Agreement, see the Company’s Current Reports on Form 8-K filed on August 30, 2022 and October 14, 2022, and the Business Combination Proxy Statement.

On July 25, 2022, we amended our charter to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) to January 27,

2023. Concurrently, the Company entered into an extension note with the Sponsor, pursuant to which the Sponsor agreed to contribute to the Company as a loan $0.033 for each public share that was not redeemed in connection with the stockholder vote to approve the extension (which extension was approved at the special meeting of the Company on July 25, 2022), for each month until the earlier of (i) the date of consummation of the Company’s initial business combination and (ii) the date of liquidation of the Company.

The sole purpose of the Second Extension Amendment Proposal is to provide the Company with additional time to complete the proposed Business Combination. The Company’s board of directors (the “Board”) currently believes that there may not be sufficient time before January 27, 2023 to complete the proposed Business Combination (the “Combination Period”). Accordingly, our Board believes that it is in the best interests of our stockholders to further extend the date by which the Company must consummate an initial business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the proposed Business Combination. If the Second Extension Amendment Proposal is approved, the Company would have until the Extended Date to consummate the proposed Business Combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension.

The affirmative vote of 65% of the Company’s outstanding Class A common stock (“Class A common stock” or the “public shares”) and Class B common stock (“Class B common stock” or the “founder shares” and, together with the public shares, the “common stock”), voting together as a single class, will be required to approve the Second Extension Amendment Proposal. Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension. In addition, the Company will not proceed with the Second Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following approval of the Second Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on December 16, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Second Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Second Extension Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders, the holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

If the Second Extension Amendment Proposal is approved, our sponsor, East Sponsor, LLC, a Delaware limited liability company (our “Sponsor”), or its designee, has agreed to advance to us as a loan (i) $0.033 for each public share that is not redeemed in connection with the special meeting plus (ii) $0.033 for each public share that is not redeemed for each subsequent calendar month commencing on February 27, 2023, and on the 27th day of each subsequent month, or portion thereof, that we require to complete a business combination from January 27, 2023 until the Extended Date. For example, if we complete the business combination on April 27, 2023, which would represent three calendar months, our Sponsor or its designee would make aggregate maximum advances of approximately $0.198 per share (assuming no public shares were redeemed). Assuming the Second Extension Amendment Proposal is approved, the initial contribution will be deposited in the trust account promptly following the special meeting. Each additional contribution will be deposited in the trust account on or before the 27th day of such calendar month. Accordingly, if the Second Extension Amendment Proposal is approved and the Second Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.41 per share, in comparison to the current redemption amount of $10.21 per share. The advances are conditioned upon the implementation of the Second Extension Amendment Proposal and will not occur if the Second Extension Amendment Proposal is not approved or the Second Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. At the option of the Sponsor, up to $1,500,000 of the loan may be converted into warrants identical to the warrants sold in the private placement that was consummated simultaneously with our IPO, at $1.50 per warrant. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Second Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the special meeting and we will dissolve and liquidate in accordance with our charter. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $98,901,978.84 (including interest, but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.21 at the time of the special meeting. The closing price of the Company’s Class A common stock on the Nasdaq Stock Market LLC (“NASDAQ”) on December 16, 2022, the record date of the special meeting, was $10.11. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.10 more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal.

If the Second Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by our IPO prospectus and in accordance with charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

Our Sponsor, officers and directors (altogether the “initial stockholders”) have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the Company’s charter.

Our Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that its Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Second Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Second Extension Amendment Proposal is approved.

Our Board has fixed the close of business on December 16, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 9,718,972 outstanding shares of the Company’s Class A common stock and 8,625,000 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Second Extension Amendment Proposal. The Company’s warrants do not have voting rights in connection with either the Second Extension Amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

i

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to select an appropriate target business or businesses;

•	our ability to complete our initial business combination;

•

our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic (“COVID-19”) and economic uncertainty and volatility in the financial markets, including as a result of the military conflict in Ukraine;

•	our expectations around the performance of the prospective target business or businesses;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•

our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•	our potential ability to obtain additional financing to complete our initial business combination;

•	our pool of prospective target businesses;

•

failure to maintain the listing on, or the delisting of our securities from, NASDAQ or an inability to have our securities listed on NASDAQ or another national securities exchange following our initial business combination;

•	the ability of our officers and directors to generate a number of potential acquisition opportunities;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•	the trust account not being subject to claims of third parties;

•	our financial performance;

•

our ability to anticipate any event, change or other circumstances that could give rise to the termination of the Merger Agreement or any other agreement, as described in the Business Combination Proxy Statement; or

•	our ability to meet the closing conditions to the Business Combination, including approval by stockholders of ERES and Abacus and LMA on the expected terms and schedule.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our Annual Report on Form 10-K for the period from May 22, 2020 (inception) through December 31, 2020 filed with the SEC on March 26, 2021 and subsequent periodic filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed in 2020 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On July 27, 2020, the Company consummated its IPO of 30,000,000 units (the “initial units”). On August 25, 2020, the Company consummated the full exercise of the underwriters’ 4,500,000 unit over-allotment option (together with the initial units, the “units”). Each unit consists of one share of Class A common stock (the “public shares”) and one-half of one redeemable warrant (the “public warrants”). The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $345,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 8,000,000 private placement warrants (the “initial private placement warrants”) at a price of $1.00 per warrant in a private placement to our Sponsor, generating gross proceeds to the Company of $8,000,000. Simultaneously with the consummation of the full exercise of the underwriters’ over-allotment option, the Company consummated a sale of an additional 900,000 private placement warrants (the “additional private placement warrants” and together with the initial private public warrants, the “private placement warrants”) our sponsor generating additional proceeds of $900,000.

Following the closing of the IPO on July 27, 2020, an amount of $300,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the initial private placement warrants was placed in the trust account. Following the full exercise of the underwriter’s over-allotment option, an amount of $45,000,000 ($10.00 per unit) from the net proceeds of the over-allotment and the sale of the additional private placement warrants was placed in the trust account. The trust account was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the Combination Period. In our case such certain date is January 27, 2023 pursuant to the charter amendment filed on July 25, 2022 to first extend the date by which the Company must complete a business combination. In June 2022, the Company liquidated all investments held in the trust account to thereafter be held in the form of cash in the trust account.

On July 25, 2022, the Company entered into an extension note with the Sponsor, pursuant to which the Sponsor agreed to contribute to the Company as a loan $0.033 for each public share that was not redeemed in connection with the stockholder vote to approve the extension of the date by which the Company must complete an initial business combination from July 27, 2022 to January 27, 2023 (which extension was approved at the special meeting of the Company on July 25, 2022), for each month until the earlier of (i) the date of consummation of the Company’s initial business combination and (ii) the date of liquidation of the Company. Such contributions will be deposited into the trust account. Additionally, in connection with the stockholder approval of such extension in July 2022, certain stockholders elected to redeem an aggregate of 24,781,028 public shares, or approximately 71.83% of the then outstanding public shares. Such redemption demands have been completed and such shares have been redeemed and, in relation thereto, we paid cash from the trust account in the aggregate amount of approximately $248,087,256.06, or approximately $10.01 per share, to redeeming stockholders. As a result, approximately $97,939,800.60 remained in the trust account after paying such redeeming holders in connection with the first extension stockholder vote. As of the record date, there is $98,901,978.84 remaining in the trust account, which includes an aggregate of $1,603,630.40 deposited pursuant to the first extension.

After consummation of the Business Combination, the funds in the trust account will be used to pay holders of the public shares who exercise redemption rights, to pay fees and expenses incurred in connection with the Business Combination and for the post-combination company’s working capital and general corporate purposes.

On August 30, 2022, the Company, LMA Merger Sub, Abacus Merger Sub, LMA and Abacus entered into the Merger Agreement, as amended on October 14, 2022, pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Merger Agreement, (i) LMA Merger Sub will merge with and into LMA, with LMA surviving such merger as a direct wholly owned subsidiary of the Company, and (ii) Abacus Merger Sub will merge with and into Abacus, with Abacus surviving such merger as a direct wholly owned subsidiary of the Company, such mergers constituting the Business Combination. The Business Combination is expected to be consummated in the first half of 2023, subject to the fulfillment of certain conditions.

The Company is in the process of preparing and finalizing the Business Combination Proxy Statement with the SEC for the purpose of soliciting stockholder approval of the proposed Business Combination at a special meeting of the Company’s stockholders as promptly as possible. If the Business Combination is approved at a special meeting for such purpose, the Company would consummate the Business Combination shortly thereafter. For additional information regarding the Business Combination, see the Company’s Current Reports on Form 8-K filed on August 30, 2022 and October 14, 2022, and the Business Combination Proxy Statement.

Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to extend the date we have to consummate a business combination to July 27, 2023 in order to allow the Company more time to complete the proposed Business Combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Second Extension Amendment Proposal and, if presented, the Adjournment Proposal. Both proposals are listed below:

1.

Second Extension Amendment Proposal: To amend our charter to extend the date by which the Company must consummate a business combination from January 27, 2023 (the date that is 30 months from the closing date of the IPO) to July 27, 2023 (the date that is 36 months from the closing date of the IPO).

2.

Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension.

What are the purposes of the Second Extension Amendment Proposal and the Adjournment Proposal?

The sole purpose of the Second Extension Amendment Proposal is to provide the Company with sufficient time to complete the proposed Business Combination. On July 25, 2022, we amended our charter to extend the date by which the Company must consummate a business combination to January 27, 2023. While we entered into the Merger Agreement with LMA and Abacus on August 30, 2022 and the Company is in the process of preparing and finalizing the Business Combination Proxy Statement, our Board currently believes that there may not be sufficient time within the Combination Period to complete an initial business combination. Accordingly, our Board believes that it is in the best interests of our stockholders to further extend the date by which the Company must consummate an initial business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the proposed Business Combination. If the Second Extension Amendment Proposal is approved, the Company would have until the Extended Date to consummate the proposed Business Combination. For additional information regarding the Business Combination, see the Company’s Current Reports on Form 8-K filed on August 30, 2022 and October 14, 2022, and the Business Combination Proxy Statement. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension.

Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension. The Company will not proceed with the Second Extension if redemptions of our public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Second Extension Amendment Proposal.

If the Second Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Second Extension Amendment Proposal is approved and the Second Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Second Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $98,901,978.84 (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Second Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Adjournment Proposal will be presented at the special meeting only if there are not sufficient votes to approve the Second Extension Amendment Proposal.

The initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter.

Why is the Company proposing the Second Extension Amendment Proposal and the Adjournment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated within the Combination Period. While we entered into the Merger Agreement with LMA and Abacus on August 30, 2022 and the Company is in the process of preparing and finalizing the Business Combination Proxy Statement, the Board currently believes that there will not be sufficient time within the Combination Period to complete the proposed Business Combination. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete the business combination.

The sole purpose of the Second Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, negotiating the proposed Business Combination and preparing and finalizing the Business Combination Proxy Statement, as amended, circumstances warrant providing public stockholders an opportunity to consider the proposed Business Combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension. Accordingly, our Board is proposing the Second Extension Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Second Extension Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating the proposed Business Combination and is proposing the Second Extension Amendment Proposal to extend the date by which the Company must complete the proposed Business Combination until the Extended Date. The Second Extension would give the Company the opportunity to complete the proposed Business Combination, which our Board believes is in the best interests of the stockholders. The Second Extension would allow our stockholders the benefit of voting for the proposed Business Combination, and the opportunity to remain a stockholder in the post-business combination company.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the Combination Period, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, negotiating the proposed Business Combination and preparing and finalizing the Business Combination Proxy Statement, as amended, circumstances warrant providing those who believe they might find the proposed Business Combination to be an attractive investment with an opportunity to consider such transaction.

For additional information regarding the Merger Agreement, see the Company’s Current Reports on Form 8-K filed on August 30, 2022 and October 14, 2022, and the Business Combination Proxy Statement.

Our Board recommends that you vote in favor of the Second Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

What amount will holders receive upon consummation of a subsequent business combination or liquidation of the Second Extension Amendment Proposal is approved?

If the Second Extension Amendment Proposal is approved, our Sponsor, or its designee, has agreed to advance to us as a loan (i) $0.033 for each public share that is not redeemed in connection with the special meeting plus (ii) $0.033 for each public share that is not redeemed for each subsequent calendar month commencing on February 27, 2023, and on the 27th day of each subsequent month, or portion thereof, that we require to complete a business combination from January 27, 2023 until the Extended Date. For example, if we complete the business combination on April 27, 2023, which would represent three calendar months, our Sponsor or its designee would make aggregate maximum advances of approximately $0.198 per share (assuming no public shares were redeemed). Assuming the Second Extension Amendment Proposal is approved, the initial contribution will be deposited in the trust account promptly following the special meeting. Each additional contribution will be deposited in the trust account on or before the 27th day of such calendar month. Accordingly, if the Second Extension Amendment Proposal is approved and the Second Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.41 per share, in comparison to the current redemption amount of $10.21 per share. The advances are conditioned upon the implementation of the Second Extension Amendment Proposal and will not occur if the Second Extension Amendment Proposal is not approved or the Second Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. At the option of the Sponsor, up to $1,500,000 of the loan may be converted into warrants identical to the warrants sold in the private placement that was consummated simultaneously with our IPO, at $1.50 per warrant. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Second Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the special meeting and we will dissolve and liquidate in accordance with our charter. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

When would the Board abandon the Second Extension Amendment Proposal?

Our Board will abandon the Second Extension Amendment if our stockholders do not approve the Second Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Second Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Second Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

The initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of both of the proposals.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 8,625,000 founder shares, which represents approximately 47% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company or our Sponsor would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.21 per share and (b) would not be (i) voted by the initial stockholders or their respective affiliates at the special meeting and (ii) redeemable by the initial stockholders or their respective affiliates. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Second Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Second Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Second Extension Amendment Proposal. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Second Extension Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Second Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” both the Second Extension Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Second Extension Amendment Proposal?

Approval of the Second Extension Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date.

If the Second Extension Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

What happens if I sell my public shares or units before the special meeting?

The December 16, 2022 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Second Extension Amendment Proposal and/or the Adjournment Proposal?

If you do not want the Second Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

What happens if the Second Extension Amendment Proposal is not approved?

If the Second Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The initial stockholders have agreed to waive their redemption rights with respect to their founder shares and public shares in connection with a stockholder vote to approve an amendment to the charter. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

If the Second Extension Amendment Proposal is approved, what happens next?

If the Second Extension Amendment Proposal is approved, the Company will continue to attempt to consummate the proposed Business Combination until the Extended Date.

If the Second Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded.

If the Second Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the founder shares.

If I do not redeem my shares now, would I still be able to vote on the proposed Business Combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Second Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on the proposed Business Combination, you will be able to vote on the proposed Business Combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of the proposed Business Combination, subject to any limitations set forth in the charter, as amended.

When and where is the special meeting?

The special meeting will be held at 10:00 a.m. Eastern Time, on January 20, 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting https://www.cstproxy.com/eastresources/ext2023 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The pin number for telephone access is 4817163#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. In light of public health concerns regarding the COVID-19 pandemic, the special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting January 15, 2023 at 10:00 a.m. Eastern Time (five business days prior to the special meeting date). Enter the URL address into your browser https://www.cstproxy.com/eastresources/ext2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing 1 800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 4817163#. This is listen only, you will not be able to vote or enter questions during the special meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 7777 NW Beacon Square Boulevard, Boca Raton, Florida, 33487, Attn: John Sieminski.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Second Extension Amendment Proposal. Because approval of the Second Extension Amendment Proposal requires the affirmative vote of the stockholders holding at least 65% of the shares of Class A common stock and Class B common stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Second Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of the Second Extension Amendment Proposal is a non-routine matter, while the Adjournment Proposal, if presented, will be considered a routine matter.

For non-routine matters such as the Second Extension Amendment Proposal, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the Second Extension Amendment Proposal. Broker non-votes will have the same effect as a vote AGAINST the Second Extension Amendment Proposal; however, since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on December 16, 2022, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. As of the record date, 9,718,972 public shares and 8,625,000 shares of Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Second Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Second Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Second Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Second Extension Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Second Extension Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Second Extension Amendment Proposal is not approved?

If the Second Extension Amendment Proposal is not approved and the Company has not consummated the proposed Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest income earned on the trust account (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company warrants if the Second Extension Amendment Proposal is approved?

If the Second Extension Amendment Proposal is approved, the Company will continue its efforts to consummate the proposed Business Combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are funds in the trust account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the trust account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), on June 22, 2022, the Company instructed Continental Stock Transfer & Trust Company, the trustee managing the trust account, to hold all funds in the trust account in cash until the earlier of consummation of the business combination and liquidation of the Company. Accordingly, in June 2022, the Company liquidated all investments held in the trust account to thereafter be held in the form of cash in the trust account.

How do I redeem my public shares?

If the Second Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Second Extension, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the proposed Business Combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Second Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern Time, on January 18, 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Tumulty, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Second Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on January 18, 2023 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Second Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Second Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Second Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Second Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants (as defined below) prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow Sodali a fee of $15,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

East Resources Acquisition Company

7777 NW Beacon Square Boulevard

Boca Raton, Florida 33487

Attn: Katelyn Morris

Email: info@eastresources.com

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: ERES.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 10:00 a.m. Eastern Time, on January 20, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/eastresources/ext2023. At the special meeting, the stockholders will consider and vote upon the following proposals.

1.

The Second Extension Amendment Proposal: To amend our charter to extend the date by which the Company must consummate a business combination from January 27, 2023 (the date that is 30 months from the closing date of the IPO), to July 27, 2023 (the date that is 36 months from the closing date of the IPO).

2.

The Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on December 16, 2022, the record date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 18,343,972 outstanding shares of common stock, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the Second Extension Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class B common stock, voting together as a single class, outstanding on the record date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Second Extension Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will have the same effect as “AGAINST” votes with respect to the Second Extension Amendment Proposal; however, since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

If you do not want the Second Extension Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Since the Adjournment Proposal is considered a routine matter, brokers shall be entitled to vote on the Adjournment Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Gary Hagerman, Jr. and John Sieminski to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” both the Second Extension Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to ERES.info@investor.morrowsodali.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with John Sieminski, at East Resources Acquisition Company, 7777 NW Beacon Square Boulevard, Boca Raton, Florida 33487, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay Morrow Sodali a fee of $15,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: ERES.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located 7777 NW Beacon Square Boulevard, Boca Raton, Florida 33487. Our telephone number at such address is (561) 826-3620.

THE SECOND EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on May 22, 2020. In connection with our formation, we issued an aggregate of 8,625,000 founder shares to our Sponsor for an aggregate purchase price of $25,000.

On July 27, 2020, we consummated our IPO of 30,000,000 units. On August 25, 2020, we consummated the full exercise of the underwriters’ 4,500,000 unit over-allotment option. Each unit consists of one share of Class A common stock and one-half of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $345,000,000. Simultaneously with the consummation of the IPO, we completed the private sale of an aggregate of 8,000,000 private placement warrants to our Sponsor at a price of $1.00 per warrant, generating gross proceeds of $8,000,000. Simultaneously with the consummation of the full exercise of the underwriters’ over-allotment option, we completed the private sale of an additional 900,000 private placement warrants to our Sponsor at a price of $1.00 per warrant, generating additional gross proceeds of $900,000.

A total of $345,000,000 of the net proceeds from our initial public offering (including the over-allotment) and the private placement with the Sponsor were deposited in a trust account established for the benefit of the Company’s public stockholders.

On July 25, 2022, the Company entered into an extension note with the Sponsor, pursuant to which the Sponsor agreed to contribute to the Company as a loan $0.033 for each public share that was not redeemed in connection with the stockholder vote to approve the extension of the date by which the Company must complete an initial business combination from July 27, 2022 to January 27, 2023 (which extension was approved at the special meeting of the Company on July 25, 2022), for each month until the earlier of (i) the date of consummation of the Company’s initial business combination and (ii) the date of liquidation of the Company. Such contributions will be deposited into the trust account. Additionally, in connection with the stockholder approval of such extension in July 2022, certain stockholders elected to redeem an aggregate of 24,781,028 public shares, or approximately 71.83% of the then outstanding public shares. Such redemption demands have been completed and such shares have been redeemed and, in relation thereto, we paid cash from the trust account in the aggregate amount of approximately $248,087,256.06, or approximately $10.01 per share, to redeeming stockholders. As a result, approximately $97,939,800.60 remained in the trust account after paying such redeeming holders in connection with the first extension stockholder vote. As of the record date, there is $98,901,978.84 remaining in the trust account, which includes an aggregate of $1,603,630.40 deposited pursuant to the first extension.

On August 30, 2022, the Company, LMA Merger Sub, Abacus Merger Sub, LMA and Abacus entered into the Merger Agreement, as amended on October 14, 2022, pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Merger Agreement, (i) LMA Merger Sub will merge with and into LMA, with LMA surviving such merger as a direct wholly owned subsidiary of the Company, and (ii) Abacus Merger Sub will merge with and into Abacus, with Abacus surviving such merger as a direct wholly owned subsidiary of the Company, such mergers constituting the Business Combination. The Business Combination is expected to be consummated in the first half of 2023, subject to the fulfillment of certain conditions.

The Company is in the process of preparing and finalizing the Business Combination Proxy Statement with the SEC for the purpose of soliciting stockholder approval of the proposed Business Combination at a special meeting of the Company’s stockholders as promptly as possible. If the Business Combination is approved at a special meeting for such purpose, the Company would consummate the Business Combination shortly thereafter. For additional information regarding the Business Combination, see the Company’s Current Reports on Form 8-K filed on August 30, 2022 and October 14, 2022, and the Business Combination Proxy Statement.

After consummation of the Business Combination, the funds in the trust account will be used to pay holders of the public shares who exercise redemption rights, to pay fees and expenses incurred in connection with the Business Combination and for the post-combination company’s working capital and general corporate purposes.

The Second Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date.

The sole purpose of the Second Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination. Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension.

On August 30, 2022, the Company, LMA Merger Sub, Abacus Merger Sub, LMA, and Abacus entered into the Merger Agreement, as amended on October 14, 2022, pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Merger Agreement, (i) LMA Merger Sub will merge with and into LMA, with LMA surviving such merger as a direct wholly owned subsidiary of the Company, and (ii) Abacus Merger Sub will merge with and into Abacus, with Abacus surviving such merger as a direct wholly owned subsidiary of the Company.

If the Second Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s charter, as amended on July 25, 2022, provides that the Company has until the last day of the Combination Period to complete a business combination. The sole purpose of the Second Extension Amendment Proposal is to provide the Company with additional time to complete the proposed Business Combination. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, negotiating the proposed Business Combination and preparing and finalizing the Business Combination Proxy Statement, as amended, circumstances warrant providing public stockholders an opportunity to consider the proposed Business Combination. Accordingly, since the Company is unlikely to be able to complete the proposed Business Combination within the Combination Period, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the last day of the Combination Period to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the Second Extension Amendment Proposal is Not Approved

Stockholder approval of the Second Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Second Extension Amendment unless our stockholders approve the Second Extension Amendment Proposal.

If the Second Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Second Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Second Extension Amendment Proposal is Approved

If the Second Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on a business combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares in connection with the Second Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Second Extension Amendment Proposal is approved and the Second Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Second Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $98,901,978.84 (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete the proposed Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. We will not proceed with the Second Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Second Extension Amendment Proposal.

Redemption Rights

If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, public stockholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Second Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

If the Second Extension Amendment Proposal is approved, our Sponsor, or its designee, has agreed to advance to us as a loan (i) $0.033 for each public share that is not redeemed in connection with the special meeting plus (ii) $0.033 for each public share that is not redeemed for each subsequent calendar month commencing on February 27, 2023, and on the 27th day of each subsequent month, or portion thereof, that we require to complete a business combination from January 27, 2023 until the Extended Date. For example, if we complete the business combination on April 27, 2023, which would represent three calendar months, our Sponsor or its designee would make aggregate maximum advances of approximately $0.198 per share (assuming no public shares were redeemed). Assuming the Second Extension Amendment Proposal is approved, the initial contribution will be deposited in the trust account promptly following the special meeting. Each additional contribution will be deposited in the trust account on or before the 27th day of such calendar month. Accordingly, if the Second Extension Amendment Proposal is approved and the Second Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.41 per share, in comparison to the current redemption amount of $10.21 per share. The advances are conditioned upon the implementation of the Second Extension Amendment Proposal and will not occur if the Second Extension Amendment Proposal is not approved or the Second Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. At the option of the Sponsor, up to $1,500,000 of the loan may be converted into warrants identical to the warrants sold in the private placement that was consummated simultaneously with our IPO, at $1.50 per warrant. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Second Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the special meeting and we will dissolve and liquidate in accordance with our charter. Our Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON JANUARY 18, 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE SECOND EXTENSION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Second Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern Time, on January 18, 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Tumulty, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Second Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Second Extension Amendment will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Second Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Second Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $10.21 at the time of the special meeting. The closing price of the public shares on NASDAQ on December 16, 2022, the record date, was $10.11. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.10 more than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on January 18, 2023 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Second Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 8,625,000 founder shares, which were acquired by our Sponsor directly from the Company for an aggregate investment of $25,000, or approximately $0.003 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $87,198,750 based on the last sale price of $10.11 on NASDAQ on December 16, 2022 (the record date);

•

If the Second Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 8,900,000 private placement warrants purchased by our Sponsor for an aggregate investment of $8,900,000, or $1.00 per warrant, will be worthless, as they will expire. The private placement warrants had an aggregate market value of $1,691,000 based on the last sale price of $0.19 on the NASDAQ on December 16, 2022 (the record date);

•

Even if the trading price of the Class A common stock were as low as $0.003 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by our Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Second Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before January 27, 2023, the initial stockholders will lose their entire investment in us.

•

Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.00 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•

All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter; and

•

The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. As of the date hereof, the Company has received a total of $3,000,000 in loans from our Sponsor (the “Sponsor Loans”), and the Sponsor Loans remain outstanding as of the date of this proxy statement. However, if the Company fails to obtain the Second Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses, including the Sponsor Loans, if a business combination is not completed.

Additionally, if the Second Extension Amendment Proposal is approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Material U.S. Federal Income Tax Consequences

The following discussion is a summary of the material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Second Extension Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Second Extension Amendment Proposal is approved. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the transactions contemplated by the Second Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion is limited to Holders that hold their public shares as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a Holder’s particular circumstances, including the impact of the alternative minimum tax or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to Holders subject to special rules, including, without limitation:

•	banks;

•	certain financial institutions;

•	regulated investment companies or real estate investment trusts;

•	insurance companies;

•	brokers, dealers or traders in securities;

•	traders in securities that elect mark to market;

•	tax-exempt organizations or governmental organizations;

•	U.S. expatriates or former citizens or long-term residents of the United States;

•	persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	persons that actually or constructively own ten percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	persons deemed to sell the Company’s public shares under the constructive sale provisions of the Code;

•	persons who acquired their public shares pursuant to the exercise of any employee stock option or otherwise as compensation;

•	tax-qualified retirement plans; and

•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds public shares, the tax treatment of an owner of such an entity or arrangement will depend on the status of the owner, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes holding public shares and the owners in such entities or arrangements should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Second Extension Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE SECOND EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE SECOND EXTENSION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders

A Holder who does not elect to redeem their public shares (including any Holder who votes in favor of the Second Extension Amendment) will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Second Extension Amendment Proposal.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity taxable as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “—Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other Holders of public shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “—Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “—Taxation of Redemption Treated as a Sale of Public Shares.”

Any dividends received by corporate U.S. Holders will be taxable at regular corporate tax rates and will generally be eligible for the dividends received deduction if the requisite holding period is satisfied. With respect to non-corporate U.S. Holders and with certain exceptions, dividends may be “qualified dividend income,” which is taxed at the lower applicable long-term capital gain rate provided that the U.S. Holder satisfies certain holding period requirements and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property. It is unclear whether the redemption rights with respect to the Company’s public shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “—Generally,” a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Company’s public shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares or warrants would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such U.S. Holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual;

•	a foreign corporation; or

•	a foreign estate or trust.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders—U.S. Holders—Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder will be as described below under “—Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder will be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “—Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders—U.S. Holders—Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%) of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding their entitlement to benefits under any applicable income tax treaty. In addition, if we determine that we are likely to be classified as a “United States real property holding corporation” (see “—Taxation of Redemption as a Sale of Public Shares” below), the Company will withhold 15% of any distribution that exceeds the Company’s current and accumulated earnings and profits, including a distribution in redemption of public shares.

If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “—Generally,” unless:

(i)

the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

(ii)	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

(iii)

the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held public shares and, in the case where the Company’s public shares are treated as regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than five percent (5%) of the Company’s public shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the public shares. There can be no assurance that the Company’s public shares will be treated as regularly traded on an established securities market for this purpose.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates applicable to a U.S. Holder, unless an applicable tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, public shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”), impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition public shares on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Second Extension Amendment. If the Second Extension Amendment Proposal is not approved, the Second Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Second Extension Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 8,625,000 founder shares, representing approximately 47% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such public shares purchased by the Company or our Sponsor would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.21 per share and (b) would not be (i) voted by the initial stockholders or their respective affiliates at the special meeting and (ii) redeemable by the initial stockholders or their respective affiliates. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Second Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Second Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Second Extension Amendment. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Second Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Second Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE SECOND EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Second Extension Amendment—Interests of the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Second Extension Amendment Proposal. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Second Extension Amendment—Interests of the Company’s Directors and Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of December 16, 2022, the record date of the special meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 18,343,972 shares of common stock issued and outstanding as December 16, 2022, consisting of 9,718,972 shares of Class A common stock and 8,625,000 founder shares.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
Terrence (Terry) M. Pegula	—	—	8,615,000	99.88%	46.96%
Gary L. Hagerman, Jr.	1,000	*	—	—	—
John P. Sieminski	2,500	*	—	—	—
James S. Morrow	—	—	—	—	—
William A. Fustos	22,000	*	—	—	—
Thomas W. Corbett, Jr.	—	—	10,000	*	*
Benjamin Wingard	4,000	*	—	—	*
Jacob Long	5,000	*	—	—	*
Adam Gusky	3,018	*	—	—	*
All officers and directors as a group (10 individuals)	37,518	*	8,625,000	100%	47.02%
East Sponsor, LLC(3)	—	—	8,615,000	99.88%	46.96%
ClearBridge Investments, LLC(4)	2,191,098	22.54%	—	—	11.94%
Adage Capital Partners, L.P.(5)	2,348,214	24.16%	—	—	12.80%
Glazer Capital, LLC(6)	2,397,627	24.67%	—	—	13.07%
Alberta Investment Management Corp(7)	1,000,000	10.29%	—	—	5.45%

*	less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o East Resources Acquisition Company, 7777 NW Beacon Square Boulevard, Boca Raton, Florida 33487.
(2)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)

East Sponsor, LLC is the record holder of the shares reported herein. East Asset Management, LLC is the managing member of East Sponsor, LLC, and Terrence M. Pegula and Kim S. Pegula are the managing members of East Asset Management, LLC. As such, Mr. Pegula may be deemed to have or share beneficial ownership of the Class B common stock held directly by East Sponsor, LLC. Mr. Pegula disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)

According to a Schedule 13G/A filed with the SEC on February 9, 2022, ClearBridge Investments, LLC, which is the beneficial owner of 2,191,098 shares of Class A common stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds. The business address of each stockholder is 620 8th Ave., New York, New York 10018.

(5)

According to a Schedule 13D filed with the SEC on July 27, 2022, Adage Capital Partners, L.P., which is the beneficial owner of 2,348,214 shares of Class A common stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds. The business address of each stockholder is 200 Clarendon Street, 52nd floor, Boston, Massachusetts 02116.

(6)

According to a Schedule 13G filed with the SEC on February 14, 2022, Glazer Capital, LLC, which is the beneficial owner of 2,397,627 shares of Class A common stock, acts as an investment manager of, and exercises investment discretion with respect to certain private investment funds. The business address of each stockholder is 250 West 55th Street, Suite 30A, New York, New York 10019.

(7)

According to a Form 3 filed with the SEC on November 30, 2022, Alberta Investment Management Corp is the beneficial owner of 1,000,000 shares of Class A common stock. The business address of Alberta Investment Management Corp is 1600-10250 101 Street NW, Edmonton Z4, T5J 3P4.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 7777 NW Beacon Square Boulevard, Boca Raton, Florida 33487, info@eastresources.com, Attn: Katelyn Morris.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Second Extension Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

East Resources Acquisition Company

7777 NW Beacon Square Boulevard

Boca Raton, Florida 33487

Attn: Katelyn Morris

Email: info@eastresources.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: (800) 662-5200 (toll-free) or

(203) 658-9400 (banks and brokers can call collect)

Email: ERES.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than January 13, 2023 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EAST RESOURCES ACQUISITION COMPANY

East Resources Acquisition Company, a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the corporation is East Resources Acquisition Company. The corporation was originally incorporated pursuant to the DGCL on May 22, 2020, under the name of East Resources Acquisition Company.

2. The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 22, 2020. The date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was July 23, 2020, and the Amended and Restated Certificate of Incorporation was amended on July 25, 2022 (as amended, the “Amended and Restated Certificate of Incorporation”).

3. The Board of Directors of the corporation has duly adopted resolutions setting forth the proposed amendment to the Amended and Restated Certificate of Incorporation of the corporation, declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 2, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by February 27, 2023 (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date, the Board of Directors, in its discretion, if requested by the Sponsor, upon five days prior written notice to the Corporation, may extend the Deadline Date by one month each on up to five occasions, for up to an additional five months, but in no event to a date later than July 27, 2023 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open), provided that the Sponsor (or its affiliates or its permitted designees) loans to the Corporation by deposit of funds into the Trust Account (i) $0.033 for each Offering Share that is not redeemed (the “Initial Loan”), and (ii) an additional $0.033 for each Offering Share that is not redeemed by the last day of that extension period, not later than seven calendar days after the beginning of the next extension period (the “Additional Loans” and, collectively with the Initial Loan, the “Loans”) in exchange for a non-interest bearing, unsecured promissory note and the procedures relating to any such extension, as set forth in

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the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with this Article IX. If the Corporation completes its initial Business Combination, it will repay the amounts loaned under the promissory note out of the proceeds of the Trust Account released to it. If the Corporation does not complete a Business Combination by the Deadline Date, the Loans will not be repaid. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders”.”

4. That thereafter, said amendment was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of [●], 2023.

Terrence M. Pegula
Chief Executive Officer, President and Chairman

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK     EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

East Resources Acquisition Company	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on January 19, 2023.

INTERNET –
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit:
https://www.cstproxy.com/eastresources/ext2023.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

PROXY	FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED	Please mark your votes like this	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 & 2.

1.	To amend (the “Second Extension Amendment”) the	FOR AGAINST ABSTAIN ☐ ☐ ☐	2.	A proposal to approve the adjournment of the special meeting	FOR AGAINST ABSTAIN ☐ ☐ ☐
	Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Second Extension”) from January 27, 2023 (the date that is 30 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to July 27, 2023 (the date that is 36 months from the closing date of the IPO) (the “Extended Date”) (the “Second Extension Amendment Proposal”).			to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension (the “Adjournment Proposal”).

CONTROL NUMBER

Signature                                          Signature, if held jointly                                                          Date                              2023.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Special Meeting of Shareholders

To view the Proxy Statement and to Attend the

Special Meeting, please go to:

https://www.cstproxy.com/eastresources/ext2023

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

East Resources Acquisition Company

The undersigned appoints Gary Hagerman, Jr. and John Sieminski, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of the Company held of record by the undersigned at the close of business on December 16, 2022 at the Special Meeting of the Company to be held on January 20, 2023, or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed on the other side)